Exhibit 99.11

                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                 SEPTEMBER 1997

                   REMIC Multi-Class Pass-Through Certificates

                                  Series 1997-5

     Pursuant to the Pooling and Servicing Agreement dated as of May 1, 1997 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.  Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a)  Principal  ..........................$                326,339.99
          (b)  Interest  ...........................$              3,186,528.24
          (c)  Total  ..............................$              3,512,868.23

     2. Aggregate Monthly Payments Received and Monthly Advances made this month:

          (a)  Principal  ..........................$                326,339.99
          (b)  Interest  ...........................$              3,092,018.15
          (c)  Total  ..............................$              3,418,358.14

     3.   Aggregate Principal  Prepayments in part received and applied in prior
          month: ...................................$                 61,119.36

     4.   Aggregate Principal Prepayments in full received in prior month:

          (a)  Principal  ..........................$              4,819,369.51
          (b)  Interest  ...........................$                 29,058.25
          (c)  Total  ..............................$              4,848,427.76
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     5.   Aggregate Insurance Proceeds for prior month:

          (a)  Principal  ..........................$                      0.00
          (b)  Interest  ...........................$                      0.00
          (c)  Total  ..............................$                      0.00

     6.   Aggregate Liquidation Proceeds for prior month:

          (a)  Principal  ..........................$                      0.00
          (b)  Interest  ...........................$                      0.00
          (c)  Total  ..............................$                      0.00

     7.   Aggregate Purchase Prices for Defaulted and Modified Mortgage Loans:

          (a)  Principal  ..........................$                      0.00
          (b)  Interest  ...........................$                      0.00
          (c)  Total  ..............................$                      0.00

     8.   Aggregate   Purchase  Prices  (  and  substitution   adjustments)  for
          Defective Mortgage Loans:

          (a)  Principal  ..........................$                949,598.06
          (b)  Interest  ...........................$                  6,029.97
          (c)  Total  ..............................$                955,628.03

     9.   Pool Scheduled Principal Balance:  .......$            472,594,348.21

     10.  Available Funds:  ........................$              9,283,533.29

     11.  Realized Losses for prior month: .........$                      0.00

     12.  Aggregate Realized Losses:

          (a) Deficient Valuations: ................$                      0.00
          (b) Special Hazard Losses: ...............$                      0.00
          (c) Fraud Losses: ........................$                      0.00
          (d) Excess Bankruptcy Losses: ............$                      0.00
          (e) Excess Special Hazard Losses: ........$                      0.00
          (f) Excess Fraud Losses: .................$                      0.00
          (g) Debt Service Reductions: .............$                      0.00

     13.  Non-Credit Losses: .......................$                      0.00

     14.  Compensating Interest Payment: ...........$                  4,070.64

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     15.  Accrued  Certificate  Interest,  Unpaid Class Interest  Shortfalls and
          Pay-out Rate:

      Class 5-A1....$        187,870.08      $     0.00            7.50000011%
      Class 5-A2....$      1,257,410.70      $     0.00            7.50000000%
      Class 5-A3....$         38,125.00      $     0.00            7.50000000%
      Class 5-A4....$         12,187.50      $     0.00            7.50000000%
      Class 5-A5....$         61,955.31      $     0.00            7.49999963%
      Class 5-A6....$      1,296,159.78      $     0.00            7.50000003%
      Class 5-A7 ...$          4,747.76      $     0.00            7.49999378%
      Class 5-PO1 ..$              0.00      $     0.00            0.00000000%
      Class 5-PO2 ..$              0.00      $     0.00            0.00000000%
      Class 5-M.....$         45,822.53      $     0.00            7.49999919%
      Class 5-B1....$         30,548.36      $     0.00            7.50000083%
      Class 5-B2....$         22,911.27      $     0.00            7.49999980%
      Class 5-B3....$         15,274.18      $     0.00            7.50000083%
      Class 5-B4....$          4,582.25      $     0.00            7.49999529%
      Class 5-B5....$         10,692.02      $     0.00            7.50005958%
      Class 5-S1....$         49,389.79      $     0.00            0.45620000%
      Class 5-S2....$         89,429.88      $     0.00            0.33650000%
      Class 5-R.....$              0.00      $     0.00            0.00000000%

     16.  Principal distributable:

             Class 5-A1....$          637,689.97
             Class 5-A2....$                0.00
             Class 5-A3....$                0.00
             Class 5-A4....$                0.00
             Class 5-A5....$            6,755.45
             Class 5-A6....$        4,733,487.74
             Class 5-A7....$          759,642.23
             Class 5-PO1...$            4,103.65
             Class 5-PO2...$              591.50
             Class 5-M.....$            4,996.37
             Class 5-B1....$            3,330.91
             Class 5-B2....$            2,498.19
             Class 5-B3....$            1,665.46
             Class 5-B4....$              499.64
             Class 5-B5....$            1,165.81
             Class 5-R.....$                0.00

     17.  Additional  distributions  to the Class 5-R  Certificate  pursuant  to
          Section 4.01(b):..............................$                  0.00

     18.  Certificate Interest Rates of:

             Class 5-S1 Certificates:.....        0.456200%
             Class 5-S2 Certificates:.....        0.336500%

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     19.  Accrual Amount A7 Certificates................$                  0.00

B.  Other Amounts:

     1.  Senior Percentage for such Distribution Date: ..........     95.655352%

     2.  Category A-Senior Percentage for such Distribution Date:     10.043812%

     3.  Category B-Senior Percentage for such Distribution Date:     85.611540%

     4.  Category A-Percentage for such Distribution Date: ......     10.500000%

     5.  Category B-Percentage for such Distribution Date: ......     89.500000%

     6.  Group I Senior Percentage for such Distribution Date: ..     51.504099%

     7.  Category A-Group I Senior Percentage for such
         Distribution Date: .....................................      7.970540%

     8.  Category B-Group I Senior Percentage for such
         Distribution Date: .....................................     43.533559%

     9.  Group II Senior Percentage for such Distribution Date: .     44.151253%

     10.  Category A-Group II Senior Percentage for such
          Distribution Date: ....................................      2.073272%

     11.  Category B-Group II Senior Percentage for such
          Distribution Date: ....................................     42.077981%

     12.  Category B-Group I Scheduled Distribution Percentage:..     85.611540%

     13.  Category B-Group II Scheduled Distribution Percentage:..     0.000000%

     14.  Senior Prepayment Percentage for such Distribution Date:   100.000000%

     15.  Category A-Senior Prepayment Percentage
          for such Distribution Date: ............................    10.500000%

     16.  Category B-Senior Prepayment Percentage
          for such Distribution Date: ............................    89.500000%

     17.  Group I Senior Prepayment Percentage for such
          Distribution Date: .....................................   100.000000%

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     18.  Category A-Group I Senior Prepayment Percentage for such
          Distribution Date: .....................................    10.500000%

     19.  Category B-Group I Senior Prepayment Percentage for such
          Distribution Date: .....................................    89.500000%

     20.  Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................     0.000000%

     21.  Category A-Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................     0.000000%

     22.  Category B-Group II Senior Prepayment Percentage for such
          Distribution Date: .....................................     0.000000%

     23.  Junior Percentage for such Distribution Date: ..........     4.344648%

     24.  Junior Prepayment Percentage for such Distribution Date:     0.000000%

     25.  Subordinate Certificate Writedown Amount for such
          Distribution Date: .....................................$         0.00

     26.  Prepayment Distribution Triggers satisfied:

                                       YES                  NO
                                       ---                  --

          Class 5-B1.......             X
          Class 5-B2.......             X
          Class 5-B3.......             X
          Class 5-B4.......             X
          Class 5-B5.......             X

     27.  Category B Trigger satisfied:
                                       YES                  NO
                                       ---                  --
                                        X

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                        GE CAPITAL MORTGAGE SERVICES, INC.



                                        By:    /s/ Karen Pickett
                                        ----------------------------------------
                                              Karen Pickett
                                              Vice-President,
                                              Investor Operations